UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2014

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

                      Delaware

                  0-30291

            03-0453686

     (State or other jurisdiction                                            (Commission                                     (IRS Employer

             of incorporation)                                                     File Number)                                 Identification No.)

                                                        8588 Katy Freeway, Suite 430, Houston, Texas

77024

                                                       (Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

                                                       710 North Post Oak Road, Houston, Texas

77024

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01-Entry into a Material Definitive Agreement.

1.

First Modification Agreement (Account Purchase Agreement).  Effective September 15, 2014, HII Technologies, Inc., Apache Energy Services, LLC, Aqua Handling of Texas, LLC, KMHVC, Inc. and Hamilton Investment Group, Inc., as borrower (“Borrower”) entered into that certain First Modification Agreement (the “APA Amendment”) with Heartland Bank, as administrative agent on behalf of the lenders (“Agent”), which APA Amendment modified and amended that certain Account Purchase Agreement dated August 12, 2014 between Borrower and Agent (the “Account Purchase Agreement”) to (i) increase the Facility Limit under the Account Purchase Agreement to $6,600,000 (from $6,000,000); (ii) change the Borrowers’ address and (iii) extend the deadline for Borrower’s delivery of landlord’s consents and waivers to 60-days of the date of the Account Purchase Agreement.

2.

First Modification Agreement (Credit Agreement).  Effective September 15, 2014, Borrower entered into that certain First Modification Agreement (the “Term Loan Amendment”) with Agent, which Term Loan Amendment modified and amended that certain Credit Agreement dated August 12, 2014 between Borrower and Agent (the “Credit Agreement”) to (i) change the Borrowers’ address and (ii) extend the deadline for Borrower’s delivery of landlord’s consents and waivers to 60-days of the date of the Account Purchase Agreement.

3.

Lease Agreement.  Effective September 15, 2014, HII Technologies, Inc. entered into that certain Office Building Lease with Ten-Voss Ltd. pursuant to which HII leased the premises located at 8588 Katy Freeway, Suite 430, Houston, Texas 77024 with a 5-year term ending September 2019. The lease has an initial monthly lease rate of $5,535.35 plus monthly common area maintenance (CAM) fees of $2,965.10 (estimated).  Beginning September 2016, the monthly lease rate increases to $5,907.85 and the monthly CAM fees are estimated to remain at $2,965.10 (with actual costs to be reconciled at the end of each year).

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit

Number

Description

10.1

First Modification Agreement (Account Purchase Agreement) dated September 15, 2014 with Heartland Bank

10.2

First Modification Agreement (Credit Agreement) dated September 15, 2014 with Heartland Bank

10.3

Office Building Lease between HII Technologies, Inc. and Ten-Voss Ltd. for the premises located at 8588 Katy Freeway, Houston, Texas 77024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  September 30, 2014

By:

/s/ Matthew C. Flemming

            Matthew C. Flemming, CEO

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